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                                                                EXHIBIT 10(i)(5)

                               AMENDMENT NO. 1 TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDMENT dated as of December 23, 1996 to the Amended and Restated Credit Agreement dated as of October 11, 1996 (the 'Agreement') among WITCO CORPORATION and the BANKS listed on the signature pages hereof.

                                  WITNESSETH:

     WHEREAS, the parties hereto desire to amend the Agreement to provide for the change in the debt covenant specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to 'hereof', 'hereunder', 'herein' and 'hereby' and each other similar reference and each reference to 'this Agreement' and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby.

     SECTION 2. Amendment of Section 5.07. Section 5.07 of the Agreement is amended to replace '120%' with '175%'.

     SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received written confirmation from such party of execution of a counterpart hereof by such party).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                          WITCO CORPORATION

                                          By /S/ JAMES M. RUTLEDGE
                                             ...................................
                                            Title: Vice President and Treasurer

                                          MORGAN GUARANTY TRUST
                                            COMPANY OF NEW YORK

                                          By /S/ ROBERT BOTTAMEDI
                                             ...................................
                                            Title: Vice President

                                          THE CHASE MANHATTAN BANK

                                          By /S/ ROBERT T. SACKS
                                             ...................................
                                            Title: Vice President




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                                          ABN AMRO BANK N.V.,
                                            NEW YORK BRANCH

                                          By /S/ GEORGE M. DUGAN
                                             ...................................
                                            Title: Vice President

                                          By /S/ JOHN M. KINNEY
                                             ...................................
                                            Title: A.V.P.

                                          BANK OF AMERICA ILLINOIS

                                          By /S/ WENDY L. LORING
                                             ...................................
                                            Title: Vice President

                                          CITIBANK, N.A.

                                          By /S/ MARY W. CORKRAN
                                             ...................................
                                            Title: Vice President

                                          COMMERZBANK AG, NEW YORK
                                            AND/OR CAYMAN ISLANDS BRANCH

                                          By /S/ ROBERT J. DONOHUE
                                             ...................................
                                            Title: Vice President

                                          By /S/ ANDREW R. CAMPBELL
                                             ...................................
                                            Title: Assistant Cashier

                                          DEUTSCHE BANK AG, NEW YORK
                                            AND/OR CAYMAN ISLANDS BRANCH

                                          By /S/ JOHN AUGSBURGER
                                             ...................................
                                            Title: Vice President

                                          By /S/ LYDIA ZAININGER
                                             ...................................
                                            Title: Vice President

                                          MELLON BANK, N.A.

                                          By /S/ JOHN SABROSKE
                                             ...................................
                                            Title: Vice President

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                                          FLEET NATIONAL BANK

                                          By /S/ ROBERT C. RUBINO
                                             ...................................
                                            Title: Vice President

                                          THE SUMITOMO BANK, LIMITED
                                            NEW YORK BRANCH

                                          By /S/ YOSHINORI KAWAMURA
                                             ...................................
                                            Title: Joint General Manager

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